UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2022

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
On February 23, 2022, CMFT RE Lending RF Sub BB, LLC (“Lender Sub”), an indirect wholly-owned subsidiary of CIM Real Estate Finance Trust, Inc. (the “Company”), entered into the Second Amendment to the Master Repurchase Agreement (the “Second Amended MRA”) with Barclays Bank PLC (“Barclays”) which amended and restated that certain Master Repurchase Agreement by and between Lender Sub and Barclays dated September 21, 2020 (“Repurchase Agreement”) for the purposes of providing financing for certain eligible assets of the Lender Sub and advances to the Lender Sub (the “Repurchase Facility”), as described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on September 24, 2020, which was amended on July 27, 2021 and described in the Company’s Current Report on Form 8-K filed with the SEC on August 2, 2021. The Second Amended MRA, among other things, modifies the interest rate provisions of the existing repurchase agreement to provide that advances may be made based on one-month Term SOFR or SOFR Average (as designated in the related Confirmation) plus a spread designated by the Buyer. The fee letter that was entered into in connection with the Repurchase Agreement was also amended to, among other things, increase the maximum financing amount of the Repurchase Facility from $750 million to up to $1.25 billion. Other than the modified terms described above, the material terms of the Repurchase Agreement and the Repurchase Facility remain unchanged from the existing repurchase agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment To Master Repurchase Agreement, dated February 23, 2022, by and between CMFT RE Lending RF Sub BB, LLC and Barclays Bank PLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2022	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)